                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            GLOBALOPTIONS GROUP, INC.
                            -------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                Delaware                               73-1703260
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(State of Incorporation or Organization)  (I.R.S. Employer Identification no.)

75 Rockefeller Plaza
27th Floor
New York, New York                                        10019
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(Address of Principal Executive Offices)               (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

          Title of each class                  Name of each exchange on which
          to be so registered                  each class is to be registered
----------------------------------------  --------------------------------------
Common Stock, par value $0.001 per share         The NASDAQ Capital Market

If this form relates to the registration  If   this   form    relates   to   the
of a class  of  securities  pursuant  to  registration  of a class of securities
Section 12(b) of the Exchange Act and is  pursuant  to  Section   12(g)  of  the
effective     pursuant     to    General  Exchange Act and is effective pursuant
Instruction  A.(c),   please  check  the  to General  Instruction A.(d),  please
following box. /X/                        check the following box. / /

Securities Act registration statement file number to which this form relates:

----------------
(If applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
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                                (Title of Class)

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                                (Title of Class)

ITEM 1.     DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

      A  description  of the common  stock of  GlobalOptions  Group,  Inc.  (the
"Company"),  par value $0.001 per share, to be registered hereunder is set forth under  the  caption  "Description  of  Capital  Stock"  in the  prospectus  that constitutes a part of the Registrant's Registration Statement on Form SB-2, File
No.  333-145053 (the  "Registration  Statement"),  initially filed with the U.S.
Securities and Exchange Commission on August 2, 2007, as subsequently amended by any  amendments  to such  Registration  Statement  and by any form of prospectus filed pursuant to Rule 424(b) under the  Securities Act of 1933, as amended,  in connection with such Registration  Statement.  Such Registration  Statement,  as
amended,  and any form of  prospectus  filed  pursuant to Rule 424(b)  under the
Securities Act of 1933, as amended,  that includes such description,  are hereby incorporated by reference herein.

ITEM 2.     EXHIBITS.

Exhibit No.    Description
-----------    -----------

3.1            Certificate of Incorporation of GlobalOptions Group, Inc. (1)

3.2            Certificate  of  Amendment to  Certificate  of  Incorporation  of
               GlobalOptions Group, Inc. (2)

3.3            Bylaws of GlobalOptions Group, Inc. (1)

3.4            Amendment to Bylaws of GlobalOptions Group, Inc. (3)

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(1)  Incorporated by reference to the exhibits  included with our current report on Form 8-K filed with the SEC on December 11, 2006.
(2)  Incorporated by reference to the exhibits  included with our current report on Form 8-K filed with the SEC on February 23, 2007.
(3)  Incorporated by reference to the exhibits  included with our current report on Form 8-K filed with the SEC on May 16, 2007.

                                    SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities  Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: September 24, 2007       GLOBALOPTIONS GROUP, INC.

                                By: /s/ Harvey W. Schiller
                                    --------------------------------------------
                                    Name:   Harvey W. Schiller, Ph.D.
                                    Title:  Chairman and Chief Executive
                                            Officer

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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

3.1            Certificate of Incorporation of GlobalOptions Group, Inc. (1)

3.2            Certificate  of  Amendment to  Certificate  of  Incorporation  of
               GlobalOptions Group, Inc. (2)

3.3            Bylaws of GlobalOptions Group, Inc. (1)

3.4            Amendment to Bylaws of GlobalOptions Group, Inc. (3)

-----------------

(1)  Incorporated by reference to the exhibits  included with our current report on Form 8-K filed with the SEC on December 11, 2006.
(2)  Incorporated by reference to the exhibits  included with our current report on Form 8-K filed with the SEC on February 23, 2007.
(3)  Incorporated by reference to the exhibits  included with our current report on Form 8-K filed with the SEC on May 16, 2007.

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